                                                                 EXHIBIT 10.22.1

        CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF
         THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.


THE SECURITIES REPRESENTED BY THIS WARRANT AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

                         PARTICIPATION WARRANT AGREEMENT
                       To Purchase Shares of Common Stock
                          Dated as of December 31, 1998

                           PRICELINE.COM INCORPORATED
                             a Delaware Corporation

                                                   Issue Date: December 31, 1998

            THIS CERTIFIES THAT, [**] (the "Warrant Holder"), with a place of business at [**], for value received, is entitled, upon the terms and subject to the conditions of this Participation Warrant Agreement (this "Warrant Agreement"), to subscribe for and purchase fully-paid and non-assessable shares of common stock, par value $.01 per share (the "Common Stock"), of priceline.com Incorporated, a Delaware corporation (the "Company").

      1. ISSUANCE OF WARRANTS. On the Issue Date, the Company will issue to the Warrant Holder warrants (the "Warrants") to acquire [**] shares of the Common Stock (the "Shares").

      2. EXERCISE PRICE. The Warrants have an exercise price of $8.00 per share of Common Stock, as adjusted pursuant to the provisions of Section 8 of this Warrant Agreement (the "Exercise Price").

      3. TERM. Except as otherwise provided for herein, the term of the Warrants and the right to purchase Shares as granted herein shall vest in the following manner: (i) Warrants for [**] Shares will vest on December 31, 1999 ("first traunch"), and (ii) Warrants for [**] Shares will vest on December 31, 2000 ("second traunch"). Vested shares may be exercised at any time and from time to time up to 5:00 p.m. New York City local time on the fourth anniversary of the Issue Date (the "Expiration Date"), provided the Company has, prior to any such exercise, completed an initial public offering of shares of Common Stock pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (an "IPO"); provided, however, that if the Company has not completed an IPO within thirty (30) days prior to such Expiration Date, then the term of the Warrants

[**] = Confidential treatment requested for redacted portion.

and the exercise thereof shall be extended for a period of six (6) months from the completion date of the IPO.

      4. EXERCISE OF PURCHASE RIGHTS.

            (a) EXERCISE. Subject to the terms of this Warrant Agreement, the purchase rights represented by this Warrant Agreement are exercisable by the Warrant Holder, in whole or in part, at any time, or from time to time during the period set forth in Section 3 above, by tendering to the Company at its principal office: a duly completed and executed notice of exercise in the form attached hereto as Exhibit A (the "Notice of Exercise"), the Warrants and the Exercise Price. Upon receipt of such items in accordance with the terms set forth below, the Company shall issue to the Warrant Holder a certificate for the number of shares of Common Stock purchased. The Warrant Holder, upon exercise of the Warrants, shall be deemed to have become the holder of the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which the Warrants are exercised. In the event of any exercise of the rights represented by the Warrants, certificates for the Shares so purchased shall be delivered to the Warrant Holder or its designee as soon as practical and in any event within ten (10) business days after receipt of such notice and, unless the Warrants have been fully exercised or expired, new Warrants representing the remaining portion of the Warrants and the underlying Shares, if any, with respect to which this Warrant Agreement shall not then have been exercised shall also be issued to the Warrant Holder as soon as possible and in any event within such ten-day period.

            (b) METHOD OF EXERCISE. The purchase rights hereby represented may be exercised, at the election of the Warrant Holder, by the tender of the Notice of Exercise and the surrender of the Warrants at the principal office of the Company and by the payment to the Company, by check, cancellation of indebtedness or other form of payment acceptable to the Company, of an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased.

            (c) WARRANT HOLDER[**]


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                                  2

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            (d) NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising the Warrants for cash, the Warrant Holder may elect to receive shares equal to the value (as determined below) of the Warrants (or portion thereof being canceled) by surrender of the Warrants at the principal office of the Company together with the duly executed Notice of Exercise in which event the Company shall issue to the Warrant Holder a number of shares of the Common Stock computed using the following formula:

             X= Y(A-B)
                ------
                  A

            WHERE X= the number of shares of Common Stock to be issued to the Warrant Holder;

            Y= the number of shares of the Common Stock purchasable under the warrants or, if only a portion of the Warrants is being exercised, the portion of the Warrants being canceled (at the date of such calculation);

            A= the fair market value of one share of the Company's Common Stock (at the date of such calculation); and

            B= Exercise Price (at the date of such calculation).

For purposes of the above calculation, fair market value of one share of the Common Stock shall be equal to the closing trading price of the Company's Common Stock on the day immediately prior to the date the Notice of Exercise is tendered to the Company.

      5. RESERVATION OF SHARES. The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights to purchase the Shares as provided in this Warrant Agreement. All of the Shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, and free and clear of all preemptive rights.


[**] = Confidential treatment requested for redacted portion.


                                  3

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      6. NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant Holder's rights to purchase the Shares.

      7. NO RIGHTS AS SHAREHOLDER. This Warrant Agreement does not entitle the Warrant Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant Holder's rights to purchase the Shares as provided for herein.

      8. ADJUSTMENT RIGHTS. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment from time to time, as follows:

            (a) MERGER. If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the holder of the Warrants evidenced hereby shall thereafter be entitled to receive upon exercise of rights herein granted, during the period specified herein and upon payment of the aggregate Exercise Price, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of the rights granted in this Warrant Agreement would have been entitled in such merger or consolidation if such rights had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interests of the holder after the merger or consolidation. The Company will not effect any such merger or consolidation unless, prior to the consummation thereof, the successor corporation shall assume, by written instrument reasonably satisfactory in form and substance to the Warrant Holder, the obligations of the Company under the Warrants.

            (b) RECLASSIFICATION, ETC. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such subdivision, combination, reclassification or other change.

            (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall split or subdivide its Common Stock, the Exercise Price shall be proportionately decreased and the number of Shares issuable pursuant to this Warrant Agreement shall be proportionately increased. If the Company at any time shall combine or reverse split its Common Stock, the Exercise Price shall be proportionately increased and the number of Shares issuable pursuant to this Warrant Agreement shall be proportionately decreased.

            (d) STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such

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                                  4
dividend and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend. The Warrant Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying (i) the Exercise Price in effect immediately prior to such adjustment by (ii) the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (e) ISSUE OF ADDITIONAL STOCK. For so long as the term of the Warrants have not expired, upon each issuance or sale (or deemed issuance or sale) by the Company of any additional shares of Common Stock (or securities convertible or exercisable into Common Stock) which results or would have resulted in a reduction in the Conversion Price of the Convertible Preferred (as each such term is defined in the Company's Certificate of the Powers, Designations, Preferences and Rights of the Series A Convertible Preferred Stock (the "Certificate of Designation")) under Section 7(d)(ii) of the Company's Certificate of Designation, then the Exercise Price in effect immediately prior to each such issuance or sale shall, upon such issue or sale, be reduced by a percentage equal to the same percentage that the applicable Conversion Price has been reduced (or would have been reduced) as a result of such issuance or sale.

            (f) OTHER CHANGES. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 8 are not strictly applicable or if strictly applicable, would not fairly protect the purchase rights of the Warrant Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number of and class of shares available under the Warrants, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Warrant Holder upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as the Warrant Holder would have owned had the Warrants been exercised prior to the event and had the Warrant Holder continued to hold such shares until after the event requiring adjustment.

            (g) NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall issue a certificate signed by its Chief Executive Officer or Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant. The Company shall give written notice to the Warrant Holder at least 10 days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions. The Company shall also give written notice to the Warrant Holder at least 30 business days prior to the date on which a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation shall take place.

            (h) NO CHANGE OF WARRANT NECESSARY. Irrespective of any adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrant, unless the

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                                  5

Warrant Holder otherwise requests, this Warrant Agreement may continue to express the same price and number and kind of shares of Common Stock as are stated in this Warrant Agreement as initially executed.

      9. TERMINATION AND DAMAGES.

            (a) MATERIAL BREACH.

                  (i) In the event that the Warrant Holder is in breach of its material obligations under this Warrant Agreement, and such breach is not cured to the reasonable satisfaction of the Company within 30 days after delivering notice of such breach to the Warrant Holder, the Company may terminate this Warrant Agreement immediately and without further notice to the Warrant Holder. Concurrent with any such termination by the Company, this Warrant Agreement, and all unexercised Warrants issued hereunder, shall automatically terminate, be canceled and of no further force and effect. In addition, upon any such termination by the Company, the Warrant Holder shall pay the Company, as liquidated damages for Warrant Holder's material breach of this Warrant Agreement and not as a penalty, the sum of 1) $1,000,000, if such termination is effected before December 31, 1999, or (2) $500,000, if such termination is effected on or after December 31, 1999 and before December 31, 2000. Any such payment shall be made in immediately available funds within thirty days from the date of any termination of this Warrant Agreement by the Company permitted by this Section 9(a).

                  (ii) In the event that the Company is in breach of its material obligations under Section 4(c) of this Warrant Agreement, and such breach is not cured to the reasonable satisfaction of the Warrant Holder within thirty (30) days after delivering notice of such breach to the Company, the Warrant Holder may thereupon terminate the parties rights and obligations under
Section 4(c) hereof; provided, that if the Company repeats a material breach after notice and the Company's cure thereof, the cure period for such repeated breach shall be five (5) days and provided further that upon the occurrence of any second repeated breach, the Warrant Holder may immediately exercise its termination rights hereunder. Upon any such termination, Warrant Holder shall retain all of its rights under this Warrant Agreement with respect to its then vested Warrants but all the then unvested warrants shall immediately terminate and expire.

            (b) TERMINATION WITHOUT BREACH BY FEBRUARY 4, 1999. Either party may terminate this Warrant Agreement, without cause, at anytime by written notice to the other party received on or prior to February 4, 1999. In the event this Warrant Agreement is terminated as contemplated by this Section 9(b), this Warrant Agreement, and all Warrants issued hereunder, shall automatically terminate, be canceled and of no further force and effect, and neither the Warrant Holder nor the Company shall have any further obligation under any term or provision of this Warrant Agreement.

            (c) TERMINATION WITHOUT BREACH AFTER FEBRUARY 4, 1999. Except as otherwise provided in this Section 9(c), either party may terminate the parties' rights and obligations under Section 4(c) hereof, without cause, at any time by written notice to the other party; provided that (i) if Warrant Holder effects such termination on or before December 31, 1999, all of the Warrants granted

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                                  6
to Warrant Holder hereunder shall immediately terminate and expire and Warrant Holder shall pay to the Company the liquidated damages prescribed in Section 9(a)(i)(1) hereof, and (ii) if Warrant Holder effects such termination after December 31, 1999, but before December 31, 2000, the second traunch granted to Warrant Holder shall immediately expire, and Warrant Holder shall pay to the Company the liquidated damages prescribed in Section 9(a)(i)(2) hereof. Notwithstanding any provision herein to contrary, Warrant Holder may not exercise a termination under this Section 9(c) on or after December 31, 2000.

      10. REDEMPTION. Except as contemplated by Section 9 above, the Warrants represented by this Warrant Agreement are not redeemable by the Company.

      11. COMPLIANCE WITH SECURITIES ACT; TRANSFERABILITY OF WARRANT OR SHARES OF COMMON STOCK.

            (a) COMPLIANCE WITH SECURITIES ACT. The Warrant Holder, by acceptance hereof, agrees that the Warrants, and the shares of Common Stock to be issued upon exercise of the Warrants, are being acquired for investment and that such Warrant Holder will not offer, sell or otherwise dispose of the Warrants, or any shares of Common Stock to be issued upon exercise of the Warrants except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. The Warrants and all shares of Common Stock issued upon exercise of the Warrants (unless registered under) the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION, AND IF REQUESTED BY THE COMPANY, THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT."

            (b) TRANSFER. Subject to the provisions of the Securities Act and any applicable state securities laws, the Warrants and any related rights hereunder may be sold, transferred, pledged or otherwise disposed of (collectively, "Sold"), in whole or in part, to any person. Any transfer or sale or attempted transfer or sale of this Warrant in violation of any provision of this Warrant shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of the Warrant as the owner of the Warrant for any purpose.


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                                  7

            (c) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANTS. The Warrants cannot be exchanged, transferred or assigned otherwise than in accordance with the provisions of this Agreement. If the provisions of this Agreement are complied with, upon surrender of the Warrants to the Company with the Assignment Form annexed hereto as Exhibit B duly executed, and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant Agreement in the name of the heir, devisee or assignee named in such instrument of assignment and this Warrant Agreement shall promptly be canceled.

      12. RESTRICTED SECURITIES. The Warrant Holder understands that the Warrants and the Shares issuable upon vesting and exercise of the Warrants, will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Agreement is exempt pursuant to
Section 4(2) of the Securities Act based on the representations of the warrant Holder set forth herein. The Warrant Holder represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of the investment. The Warrant Holder further represents that it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Warrants, the business of the Company, and to obtain additional information to such Warrant Holder's satisfaction. The Warrant Holder is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

      13. REGISTRATION RIGHTS. The Company will use its best efforts to cause the Warrant Holder to become a party to that certain Amended Registration Rights Agreement, dated as of December 8, 1998, by and among the Company and the stockholders of the Company named therein, on such terms and conditions as may be reasonably acceptable to the Company, the Warrant Holder and the other stockholders a party to such Amended Registration Rights Agreement. In the event of the Company fails to have the Warrant Holder become a party to the Amended Registration Rights Agreement on terms and conditions reasonably acceptable to Warrant Holder by February 4, 1999, the Warrant Holder shall have the right to terminate this Warrant Agreement by delivering a written notice to the Company as prescribed in Section 9(b) hereof.

      14.   MISCELLANEOUS.

            (a) NO CONSEQUENTIAL DAMAGES. No party hereto shall be entitled to consequential damages as a result of any breach of a covenant, representation or warranty contained herein.

            (b) NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                  (i)   if to the Company, to:

                        priceline.com Incorporated
                        Five High Ridge Park
                        Stamford, CT 06905

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                                 8

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                        Telecopy:  (203) 595-8345
                        Attention:  Melissa M. Taub, Esq.

                        and to:

                        Skadden, Arps, Slate, Meagher, & Flom, L.L.P. One Rodney Square
                        Wilmington, DE  19801
                        Telecopy:  (302) 651-3001
                        Attention:  Patricia Moran Chuff, Esq.

                  (ii) if to the Warrant Holder, to:

                        [**]
                        [**]
                        [**]
                        Phone: [**]
                        Telecopy: [**]
                        Attention:  [**]

                        and Copy to:

                        [**]
                        [**]
                        [**]
                        [**]
                        Telecopy: [**]
                        Attention: [**]

            All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

            (b) SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No person, other than the parties hereto and their successors and permitted assigns, is intended to be a beneficiary of this Agreement.

            (c) AMENDMENT AND WAIVER.

                  (i) No failure or delay on the part of the Company, or the Warrant Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise

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                                 9
thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company and the Warrant Holder at law, in equity or otherwise.

                  (ii) Any amendment, supplement or modification of or to any provision of this Warrant Agreement, any waiver of any provision of this Warrant Agreement, and any consent to any departure by the Company or the Warrant Holder from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by the Company and the Warrant Holder.

            (d) COUNTERPARTS. This Warrant Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (e) HEADINGS. The headings in this Warrant Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

            (g) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

            (h) ENTIRE AGREEMENT. This Warrant Agreement, together with the exhibits and schedules hereto and the current Airline Participation Agreement among the Company, the Warrant Holder and PriceLine Travel, Inc., (as amended, substituted, supplemented or superseded by oral agreement of the parties anytime after the date hereof), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Warrant Agreement, together with the exhibits and schedules hereto and the current Airline Participation Agreement among the Company, the Warrant Holder and PriceLine Travel, Inc., (as amended, substituted, supplemented or superceded by oral agreement of the parties anytime after the date hereof), supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (i) PUBLICITY. Except as may be required by law, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Warrant Agreement or the transactions contemplated hereby, without prior approval by the other party (which approval shall not be unreasonably withheld); provided, however, that nothing in this

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                                 10

Warrant Agreement shall restrict the Warrant Holder from disclosing information
(a) that is already publicly available and (b) to its attorneys, accountants, consultants and other advisors to the extent necessary to obtain their services in connection with the Warrant Holder's investment or participation in the Company. If any announcement is required by law to be made by any party hereto concerning this Warrant Agreement or the transactions contemplated hereby, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

            (j) CHARGES; TAXES AND EXPENSES. Issuance of certificates for shares upon the exercise of the Warrants shall be made without charge to the Warrant Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

            (k) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or a legal holiday.

            (l) LOST WARRANTS. The Company covenants to the Warrant Holder that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Agreement and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of this Warrant Agreement, the Company will make and deliver a new Warrant Agreement of like tenor, in lieu of the lost, stolen, destroyed or mutilated document.

            (m) FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person, and otherwise fulfilling, or causing the fulfillment of, the various obligations made herein, as may be reasonably required or desirable to carry out or to perform the provisions of this Warrant Agreement and to consummate and make effective as promptly as possible the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, this Warrant Agreement has been duly executed and delivered by the authorized officers of each of the undersigned.


                                  PRICELINE.COM INCORPORATED


                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



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                                 11

                                  [**]


                                  By: [**]
                                     -------------------------------------------
                                     Name: [**]
                                          --------------------------------------
                                     Title: [**]
                                           -------------------------------------


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                                 12

                              EXHIBIT A


                         NOTICE OF EXERCISE



To:   Priceline.com Incorporated


            1. The undersigned hereby elects to purchase __________ shares of the Common Stock of Priceline.com Incorporated pursuant to the terms of the Warrant Participation Agreement, dated as of December 31, 1998, by and between Priceline.com Incorporated and the undersigned, and tenders herewith payment of the purchase price of such shares in full.

            2. Please issue a certificate or certificates representing said shares in the name of the undersigned.

                                    [**]


                                  By:
                                     -----------------------------------


                                     -----------------------------------
                                    (Print Name of Signatory)

                                     -----------------------------------
                                    (Title of Signatory)

Date:
      ----------------------





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                                 13

                              EXHIBIT B

                           ASSIGNMENT FORM

TO:   Priceline.com Incorporated

The undersigned hereby assigns and transfers unto _____________________________ of ___________________________________________________________________
                  (Please typewrite or print in block letters) the right to purchase ____________ shares of the common stock of Priceline.com Incorporated subject to the Warrant Participation Agreement, dated as of December 31, 1998, by and between Priceline.com Incorporated and the undersigned (the "Warrant Agreement").

This assignment complies with the provisions of Section 11(c) of the Warrant Agreement and is accompanied by funds sufficient to pay all applicable transfer taxes.

                                    [**]


                                  By:
                                     -----------------------------------


                                     -----------------------------------
                                    (Print Name of Signatory)

                                     -----------------------------------
                                    (Title of Signatory)

Date:
      ----------------------



[**] = Confidential treatment requested for redacted portion.


                                 14

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                                  SCHEDULE 4 C












                                    [**]














[**] = Confidential treatment requested for redacted portion.

SCHEDULE 4 (D)






                                [**]

[**] = Confidential treatment requested for redacted portion.




                                 16